Subsequent Event	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

A. Accelerated Share Repurchase Agreement
On February 7, 2019, we entered into an accelerated share repurchase agreement with GS&Co. to repurchase approximately $6.8 billion of our common stock. Pursuant to the terms of the agreement, on February 12, 2019, we paid approximately $6.8 billion to GS&Co. and received an initial delivery of approximately 130 million shares of our common stock from GS&Co., which represented, based on the closing price of our common stock on the NYSE on February 7, 2019, approximately 80% of the notional amount of the accelerated share repurchase agreement. As of February 28, 2019, the common stock received is included in Treasury Stock. At settlement of the agreement, which is expected to occur during or prior to the third quarter of 2019, GS&Co. may be required to deliver additional shares of common stock to us, or, under certain circumstances, we may be required to deliver shares of our common stock or may elect to make a cash payment to GS&Co., with the number of shares to be delivered or the amount of such payment, as well as the final price per share, based on the volume-weighted average price, less a discount, of Pfizer’s common stock during the term of the transaction. This agreement was entered into pursuant to our previously announced share repurchase authorization. After giving effect to the accelerated share repurchase agreement and other share repurchases through February 28, 2019, our remaining share-purchase authorization was approximately $5.3 billion on February 28, 2019.